EXHIBIT 23.2


                   CONSENT OF INDEPENDENT MINING CONSULTANTS, INC.


                We hereby consent to the incorporation by reference of
            our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Form S-3 (File Nos. 33-45787, 33-63376, 33-66098, 33-52503 and 333-2699)
            and on Form S-8 (File Nos. 33-63267, 33-63269 and 33-63271).



                                             /s/ John M. Marek
                                             --------------------------
                                             John M. Marek
                                             President


            Tucson, Arizona,
            March 27, 1997